UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                ---------------------

                                     FORM 8-K

                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): April 2, 2003

                                  M.D.C. Holdings, Inc.
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                (Exact name of registrant as specified in its charter)




     Delaware                      1-8951                   84-0622967
---------------------      ----------------------    ------------------------
  (State or other         (Commission file number)       (I.R.S. employer
  jurisdiction of                                        identification no.)
   incorporation)

          3600 South Yosemite Street, Suite 900, Denver, Colorado 80237
          -------------------------------------------- ----------------
           (Address of principal executive offices)           (Zip code)


     Registrant's telephone number, including area code: (303) 773-1100
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                                  Not Applicable
     ------------------------------------------------------------------
       (Former name or former address, if changed since last report)



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ITEM 7.  EXHIBITS

Exhibit Number                                Description
--------------             --------------------------------------------------

Exhibit 99.1                        Press Release dated April 2, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On April 2, 2003, M.D.C. Holdings, Inc. reported home orders, home closings and quarter-end backlog for the quarterly period ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being provided pursuant to Item 12 of Form 8-K.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              -------------------

                                                    M.D.C. HOLDINGS, INC.



Dated: April 3, 2003                                By: /s/ Joseph H. Fretz
                                                        -----------------------
                                                        Joseph H. Fretz
                                                        Secretary and Corporate
                                                         Counsel

                              INDEX TO EXHIBITS




Exhibit Number                               Description
--------------             ---------------------------------------------------

Exhibit 99.1                        Press Release dated April 2, 2003.